Quarterly Holdings Report
for

Fidelity® Global Credit Fund

September 30, 2019

GLB-QTLY-1119
1.939065.107

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 70.6%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$560,000	$483,280
Bailiwick of Jersey - 1.0%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	450,000	676,301
Canada - 1.4%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	375,414
4.25% 4/15/27		514,000	535,935

TOTAL CANADA			911,349

Denmark - 3.9%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	550,000	595,806
1.375% 5/24/22 (Reg. S)	EUR	150,000	168,418
5% 1/12/22 (c)		425,000	446,837
5.375% 1/12/24 (Reg. S)		502,000	551,464
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	500,000	574,503
ORSTED A/S 2.125% 5/17/27 (Reg. S)	GBP	200,000	259,794

TOTAL DENMARK			2,596,822

Estonia - 0.2%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	120,000	132,146
France - 2.8%
Dassault Systemes SA 0.125% 9/16/26 (Reg. S)	EUR	600,000	652,192
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	500,000	544,992
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	332,219
2.75% 4/13/23 (Reg. S)	EUR	300,000	344,709

TOTAL FRANCE			1,874,112

Germany - 5.4%
alstria office REIT-AG 0.5% 9/26/25 (Reg. S)	EUR	500,000	540,351
Bayer AG:
2.375% 4/2/75 (Reg. S) (b)	EUR	1,800,000	1,982,914
3% 7/1/75 (Reg S.) (b)	EUR	100,000	110,205
Deutsche Bank AG 1.625% 2/12/21 (Reg. S)	EUR	700,000	771,434
TLG Immobilien AG 0.375% 9/23/22 (Reg. S)	EUR	200,000	218,829

TOTAL GERMANY			3,623,733

Ireland - 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.3% 1/23/23		500,000	509,908
4.625% 7/1/22		210,000	221,752
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (b)	GBP	450,000	546,049
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		465,000	481,275

TOTAL IRELAND			1,758,984

Italy - 1.1%
UniCredit SpA 6.572% 1/14/22 (c)		700,000	750,893
Luxembourg - 3.5%
Blackstone Property Partners Europe LP:
1.75% 3/12/29 (Reg. S)	EUR	550,000	601,336
2% 2/15/24 (Reg. S)	EUR	100,000	114,947
2.2% 7/24/25 (Reg. S)	EUR	550,000	639,835
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	610,000	677,404
Millicom International Cellular SA 6.625% 10/15/26 (c)		295,000	322,841

TOTAL LUXEMBOURG			2,356,363

Mexico - 3.4%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	450,000	502,104
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	215,688
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	110,630
3.625% 11/24/25 (Reg. S)	EUR	270,000	296,494
3.75% 2/21/24 (Reg. S)	EUR	1,000,000	1,131,164

TOTAL MEXICO			2,256,080

Netherlands - 2.6%
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	331,033
Petrobras Global Finance BV 5.093% 1/15/30 (c)		251,000	261,831
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	650,000	657,458
Teva Pharmaceutical Finance Netherlands III BV 4.5% 3/1/25	EUR	150,000	138,342
WPC Eurobond BV 2.25% 4/9/26	EUR	300,000	353,113

TOTAL NETHERLANDS			1,741,777

Portugal - 0.1%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (d)	EUR	200,000	41,418
Spain - 0.2%
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	100,000	113,714
Sweden - 2.5%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	760,000	853,511
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	710,000	802,296

TOTAL SWEDEN			1,655,807

Switzerland - 3.5%
Credit Suisse Group AG 6.5% 8/8/23 (Reg. S)		1,050,000	1,168,125
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	1,007,000	1,161,834

TOTAL SWITZERLAND			2,329,959

Turkey - 0.7%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		440,000	450,450
United Kingdom - 5.6%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	200,000	216,089
2.625% 11/11/25 (Reg. S) (b)	EUR	350,000	386,127
3.932% 5/7/25 (b)		200,000	206,624
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	200,000	240,180
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,314,316
John Lewis PLC 6.125% 1/21/25	GBP	236,000	330,691
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	450,000	548,004
Nationwide Building Society 3.622% 4/26/23 (b)(c)		200,000	203,896
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	240,000	310,555

TOTAL UNITED KINGDOM			3,756,482

United States of America - 29.3%
American Airlines, Inc. 3.75% 10/15/25		195,171	198,228
Ares Capital Corp. 4.25% 3/1/25		650,000	669,476
AT&T, Inc. 5.45% 3/1/47		185,000	223,510
Bank of America Corp. 3.95% 4/21/25		215,000	228,120
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		700,000	747,334
Brandywine Operating Partnership LP 4.1% 10/1/24		160,000	168,313
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	27,580
CBRE Group, Inc. 4.875% 3/1/26		190,000	211,013
CEMEX Finance LLC 4.625% 6/15/24	EUR	150,000	171,667
Citigroup, Inc.:
4.3% 11/20/26		82,000	88,234
4.45% 9/29/27		600,000	654,624
Cleco Corporate Holdings LLC 3.743% 5/1/26		650,000	669,733
Conagra Brands, Inc. 4.6% 11/1/25		650,000	714,907
DCP Midstream LLC 4.75% 9/30/21 (c)		613,000	628,325
DDR Corp. 4.7% 6/1/27		550,000	602,440
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.45% 6/15/23 (c)		600,000	653,354
Discover Financial Services 3.75% 3/4/25		550,000	575,409
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		185,000	198,413
Elanco Animal Health, Inc.:
4.272% 8/28/23		200,000	209,974
4.9% 8/28/28		350,000	381,867
Emera U.S. Finance LP 3.55% 6/15/26		500,000	523,715
Express Scripts Holding Co. 3.4% 3/1/27		500,000	516,635
Ford Motor Credit Co. LLC 1.514% 2/17/23	EUR	600,000	652,676
General Electric Co.:
0.375% 5/17/22	EUR	100,000	108,363
1.25% 5/26/23	EUR	84,000	93,346
Goldman Sachs Group, Inc. 4.25% 10/21/25		527,000	564,939
Hudson Pacific Properties LP 3.95% 11/1/27		350,000	366,714
Michael Kors U.S.A., Inc. 4% 11/1/24 (c)		212,000	216,872
Morgan Stanley:
3.95% 4/23/27		156,000	164,853
4.35% 9/8/26		200,000	216,826
5% 11/24/25		355,000	397,773
NextEra Energy Partners LP 4.25% 9/15/24 (c)		550,000	567,188
Omega Healthcare Investors, Inc. 4.95% 4/1/24		550,000	589,610
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		400,000	427,960
Reynolds American, Inc. 4.45% 6/12/25		1,279,000	1,364,517
Sunoco Logistics Partner Operations LP 4% 10/1/27		600,000	621,138
The Williams Companies, Inc. 4.55% 6/24/24		500,000	538,362
Time Warner Cable, Inc. 4.5% 9/15/42		505,000	496,613
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	696,313
Unum Group 4% 3/15/24		755,000	797,717
Voya Financial, Inc. 3.65% 6/15/26		575,000	605,410
Westinghouse Air Brake Co. 4.4% 3/15/24		400,000	426,053
Willis Group North America, Inc. 3.6% 5/15/24		505,000	524,826

TOTAL UNITED STATES OF AMERICA			19,500,940

TOTAL NONCONVERTIBLE BONDS
(Cost $46,922,974)			47,010,610

U.S. Government and Government Agency Obligations - 0.2%
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds 2.5% 2/15/45 (e)		13,000	13,999
U.S. Treasury Notes 2.625% 2/15/29 (e)(f)		135,000	146,148
			160,147
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $147,810)			160,147

Foreign Government and Government Agency Obligations - 3.5%
Germany - 0.4%
German Federal Republic 0.25% 2/15/29 (e)	EUR	$200,000	$235,990
Greece - 1.2%
Greek Government 1.875% 7/23/26 (c)	EUR	690,000	790,827
Indonesia - 1.0%
Indonesian Republic 2.625% 6/14/23	EUR	580,000	684,325
United Kingdom - 0.9%
United Kingdom, Great Britain and Northern Ireland 4.25% 12/7/49 (e)(f)	GBP	277,000	632,891
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,282,854)			2,344,033
		Shares	Value

Nonconvertible Preferred Stocks - 0.4%
United Kingdom - 0.4%
Nationwide Building Society 10.25%
(Cost $281,170)		1,350	259,773
		Principal Amount(a)	Value

Preferred Securities - 21.6%
Australia - 0.6%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(g)		400,000	402,505
Canada - 0.7%
Bank of Nova Scotia 4.65% (b)(g)		450,000	446,738
Denmark - 0.7%
Danske Bank A/S 5.875% (Reg. S) (b)(g)	EUR	400,000	461,657
France - 0.9%
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(g)	EUR	500,000	598,110
Germany - 0.3%
Deutsche Bank AG 6% (Reg. S) (b)(g)	EUR	200,000	193,863
Ireland - 0.3%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	200,000	231,309
Luxembourg - 3.2%
CPI Property Group SA 4.375% (Reg. S) (b)(g)	EUR	300,000	333,026
Eurofins Scientific SA 2.875% (Reg. S) (b)(g)	EUR	180,000	195,014
Grand City Properties SA 3.75% (b)(g)	EUR	500,000	580,616
TLG Finance SARL 3.375% (Reg. S) (b)(g)	EUR	900,000	999,593

TOTAL LUXEMBOURG			2,108,249

Netherlands - 6.2%
Deutsche Annington Finance BV 4% (Reg. S) (b)(g)	EUR	200,000	233,975
Generali Finance BV 4.596% (Reg. S) (b)(g)	EUR	150,000	178,670
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	325,000	444,740
Telefonica Europe BV 2.625% (Reg. S) (b)(g)	EUR	300,000	332,743
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(g)	EUR	600,000	669,574
2.7%(Reg. S) (b)(g)	EUR	1,300,000	1,461,214
3.75% (b)(g)	EUR	700,000	793,484

TOTAL NETHERLANDS			4,114,400

Spain - 0.7%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(g)	EUR	400,000	461,049
Sweden - 0.7%
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (b)(g)	EUR	430,000	504,139
United Kingdom - 7.3%
Aviva PLC:
5.9021% (b)(g)	GBP	500,000	629,921
6.125% (b)(g)	GBP	1,230,000	1,619,877
Barclays Bank PLC 7.625% 11/21/22		778,000	857,745
Barclays PLC:
6.375% (Reg. S) (b)(g)	GBP	350,000	432,856
7.125% (b)(g)	GBP	400,000	520,714
CYBG PLC 9.25% (Reg. S) (b)(g)	GBP	400,000	506,311
HSBC Holdings PLC 5.25% (b)(g)	EUR	250,000	292,924

TOTAL UNITED KINGDOM			4,860,348

TOTAL PREFERRED SECURITIES
(Cost $14,583,524)			14,382,367
		Shares	Value

Money Market Funds - 0.9%
Fidelity Cash Central Fund 1.96% (h)
(Cost $625,470)		625,346	625,472

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount	Value
Put Options - 0.2%
Option with an exercise rate of 2.75% on a credit default swap with Citibank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	12/18/19	9,250,000	$119,656
Option with an exercise rate of 2.75% on a credit default swap with Goldman Sachs Bank U.S.A to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	1,250,000	11,482
Option with an exercise rate of 2.875% on a credit default swap with Citibank N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	1,363,000	9,289

TOTAL PUT OPTIONS			140,427

TOTAL PURCHASED SWAPTIONS
(Cost $98,268)			140,427
TOTAL INVESTMENT IN SECURITIES - 97.4%
(Cost $64,942,070)			64,922,829
NET OTHER ASSETS (LIABILITIES) - 2.6%			1,718,768
NET ASSETS - 100%			$66,641,597

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Dec. 2019	$298,360	$2,049	$2,049
TME 10 Year Canadian Note Contracts (Canada)	14	Dec. 2019	1,506,888	(24,759)	(24,759)
TOTAL EQUITY INDEX CONTRACTS					(22,710)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	8	Dec. 2019	1,042,500	(11,797)	(11,797)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	8	Dec. 2019	1,724,000	(4,078)	(4,078)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	32	Dec. 2019	5,194,000	(57,474)	(57,474)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	6	Dec. 2019	854,438	1,551	1,551
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	26	Dec. 2019	4,989,563	(149,369)	(149,369)
TOTAL TREASURY CONTRACTS					(221,167)

TOTAL PURCHASED					(243,877)

Sold
Equity Index Contracts
Eurex Euro-Bobl Contracts (Germany)	9	Dec. 2019	1,330,665	1,495	1,495
Eurex Euro-Bund Contracts (Germany)	8	Dec. 2019	1,519,390	(2,509)	(2,509)
TOTAL EQUITY INDEX CONTRACTS					(1,014)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	52	Dec. 2019	6,195,719	33,208	33,208

TOTAL SOLD					32,194

TOTAL FUTURES CONTRACTS					$(211,683)

The notional amount of futures purchased as a percentage of Net Assets is 23.4%

The notional amount of futures sold as a percentage of Net Assets is 13.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	11,098,000	EUR	9,933,603	JPMorgan Chase Bank, N.A.	11/26/19	$226,152
EUR	64,000	USD	71,127	Goldman Sachs Bank USA	11/27/19	(1,078)
EUR	100,000	USD	110,829	JPMorgan Chase Bank, N.A.	11/27/19	(1,376)
EUR	1,894,000	USD	2,094,853	State Street Bank And Trust Co.	11/27/19	(21,826)
EUR	44,000	USD	48,581	State Street Bank And Trust Co.	11/27/19	(422)
EUR	67,000	USD	73,339	JPMorgan Chase Bank, N.A.	11/27/19	(6)
GBP	60,000	USD	74,284	Citibank, N.A.	11/27/19	(346)
GBP	577,000	USD	718,449	State Street Bank And Trust Co.	11/27/19	(7,419)
USD	11,305	CAD	15,000	Bank Of America NA	11/27/19	(27)
USD	41,138	CAD	54,000	JPMorgan Chase Bank, N.A.	11/27/19	344
USD	204,566	EUR	185,000	BNP Paribas SA	11/27/19	2,080
USD	448,428	EUR	404,000	BNP Paribas SA	11/27/19	6,240
USD	38,670	EUR	35,000	Canadian Imperial Bank of Commerce	11/27/19	362
USD	19,251,029	EUR	17,244,000	Goldman Sachs Bank USA	11/27/19	377,069
USD	38,781	EUR	35,000	Goldman Sachs Bank USA	11/27/19	473
USD	86,914	EUR	79,000	Goldman Sachs Bank USA	11/27/19	447
USD	107,167	EUR	96,000	JPMorgan Chase Bank, N.A.	11/27/19	2,093
USD	72,231	EUR	65,000	Royal Bank Of Canada	11/27/19	1,087
USD	163,231	GBP	131,000	Bank Of America NA	11/27/19	1,801
USD	54,421	GBP	45,000	Citibank, N.A.	11/27/19	(1,032)
USD	430,859	GBP	346,000	Citibank, N.A.	11/27/19	4,487
USD	79,328	GBP	65,000	Goldman Sachs Bank USA	11/27/19	(771)
USD	7,718,387	GBP	6,278,000	JPMorgan Chase Bank, N.A.	11/27/19	(17,915)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$570,417
					Unrealized Appreciation	622,635
					Unrealized Depreciation	(52,218)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	$(36,910)	$37,691	$781
BNP Paribas		Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 600,000	1,171	(3,911)	(2,740)
Commerzbank AG		Dec. 2024	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 750,000	27,223	(31,201)	(3,978)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(11,743)	7,926	(3,817)
ITRAXX EUROPE S25 06/20/21		Jun. 2021	Intercontinental Exchange	(1%)	Quarterly	EUR 1,000,000	(4,371)	0	(4,371)
Leonardo Spa		Dec. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 500,000	(116,868)	118,870	2,002
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(8,041)	(18,991)	(27,032)
Volvo Treas Ab		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(5,342)	4,765	(577)
TOTAL BUY PROTECTION							(154,881)	115,149	(39,732)
Sell Protection
ITRAXX EUR SNR FI S25 06/20/21	NR	Jun. 2021	Intercontinental Exchange	1%	Quarterly	EUR 1,000,000	14,029	0	14,029

TOTAL CREDIT DEFAULT SWAPS							$(140,852)	$115,149	$(25,703)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.75%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2029	EUR 1,750,000	$77,635	$0	$77,635
1.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2034	EUR 1,100,000	128,949	0	128,949
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 560,000	56,140	0	56,140
0.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 30,000	(1,075)	0	(1,075)

TOTAL INTEREST RATE SWAPS							$261,649	$0	$261,649

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,235,547 or 10.9% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $326,661.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $275,787.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,449
Total	$12,449

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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